Exhibit 32.1

Certification

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Byung Yim, President, Chief Executive Officer and Chief Financial Officer of TRB Systems International, Inc. (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB/A for the year ended June 30, 2007 of the Company, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Byung Yim
Byung Yim, President, CEO & CFO
(Principal Executive Officer and Principal Financial Officer)

January 15, 2008